CounterPath Provides Corporate Update and Announces 1-for-10 Reverse Stock Split

Vancouver, BC, Canada — October 16, 2015 — CounterPath Corporation (NASDAQ: CPAH) (TSX: CCV) (the “Company” or “CounterPath”), a developer of award-winning over-the-top (OTT) Unified Communications solutions for enterprises and operators, today provided a corporate update and announced that it will consolidate (the “Consolidation”) the issued and outstanding common shares (the “Common Shares”) of the Company on the basis of one (1) post-Consolidation Common Share for every ten (10) pre-Consolidation Common Shares, provided that each fractional Common Share that results from the Consolidation will be rounded up to the next whole Common Share.

CounterPath’s management believes that maintaining the NASDAQ listing is a priority as it positions the Company to achieve current business objectives and provides a foundation for a broader shareholder and customer base as the Company focuses on its key milestones.

During the past two years, the Company has transitioned its business model towards the Enterprise market and has focused on increasing recurring revenue. Specifically, CounterPath has:

  leveraged collaborations with key infrastructure and enterprise software companies such as Alcatel-Lucent to generate a pipeline of large opportunities in the Enterprise market. CounterPath’s management believes some of these opportunities will translate into new revenue for CounterPath in fiscal 2016;

  increased recurring revenue by launching new products and services designed to generate recurring revenue from SMB and Enterprise customers. CounterPath plans to launch new products and services that will drive recurring revenue higher, leading to a more stable revenue profile;

  continued enhancing products and services with new features, positioning the company to drive new revenue in fiscal 2016. CounterPath’s management believes that new product features, such as integrated screen sharing, messaging and presence with message sync and end user analytics, position the Company at the forefront of the Unified Communications industry; and

  received new patent award (No. US 9131006) for a “Method and System for Extending Services to Cellular Devices”, bringing the total number of patents and patents pending to 25. CounterPath’s management believes this new patent further provides intellectual property protection for its call handoff and other solutions.

Company Outlook

CounterPath is currently negotiating significant contracts with a number of industry leading enterprises in the financial services, government and healthcare verticals. CounterPath’s management believes that these opportunities will translate into new revenue during fiscal 2016 and also expects to achieve year over year revenue growth for fiscal 2016 based on rising market demand, leverage from our partnerships and new products and services.

Other details regarding the Consolidation

Subject to approval by the Toronto Stock Exchange (the “TSX”) and the NASDAQ Stock Market LLC (“NASDAQ”), CounterPath anticipates that the Consolidation will be effective at the open of trading on November 2, 2015 (the "Effective Date") and the Common Shares shall begin trading on NASDAQ and the TSX on a reverse split-adjusted basis on such date. The number and exercise price of all derivative securities, including stock options, warrants and deferred share units, will be proportionally adjusted in accordance with their respective terms. Registered shareholders will receive instructions from Computershare Investor Services Inc., the Company’s transfer agent, regarding the process for exchanging their share certificates. Unregistered shareholders, holding shares through CDS or DTC brokerage account participants (in “street name”), do not need to take any action in connection with the Consolidation, and will see the impact of the Consolidation automatically reflected in their accounts.

About CounterPath
CounterPath’s Unified Communications solutions are changing the face of telecommunications. An industry and user favorite, Bria softphones for desktop, tablet and mobile devices, together with Stretto Platform server solutions, enable operators, OEMs and enterprises large and small around the globe to offer a seamless and unified over-the-top (OTT) communications experience across both fixed and mobile networks. The Bria and Stretto combination enable an improved user experience as an overlay to the most popular UC and IMS telephony and applications servers on the market today. Standards-based, cost-effective and reliable, CounterPath’s award-winning solutions power the voice and video calling, messaging, and presence offerings of customers such as Alcatel-Lucent, AT&T, Avaya, BroadSoft, BT, Cisco Systems, GENBAND, Metaswitch Networks, Mitel, NEC, Network Norway, Rogers and Verizon. Visit: www.counterpath.com

Contact:
David Karp
Chief Financial Officer
Email: dkarp@counterpath.com
Tel: (604) 628-9364

Steven Hards
Vice President, Investor Relations
Email: shards@counterpath.com
Tel: (604) 637-6498

Forward-looking Statements

This news release contains "forward-looking statements". Statements in this news release which are not purely historical, are forward-looking statements and include any statements regarding beliefs, plans, outlook, expectations or intentions regarding the future such as the following: (1) CounterPath’s management is positioning the Company to achieve current business objectives and provide a foundation for a broader shareholder and customer base as the Company focuses on its key milestones; (2) the opportunities provided by the collaborations with key infrastructure and enterprise software companies such as Alcatel-Lucent, will translate into new revenue for CounterPath in fiscal 2016; (3) that CounterPath will launch new products and services that will drive recurring revenue higher, leading to a more stable revenue profile; (4) CounterPath’s enhanced products and services will drive new revenue in fiscal 2016 and position the Company at the forefront of the United Communications industry; (5) CounterPath’s management believes its new patent further provides intellectual property protection for its call handoff and other solutions; and (6) that CounterPath’s current negotiations with industry leading enterprises in the financial services, government and healthcare verticals will translate into new revenue during fiscal 2016; (7) CounterPath’s management believes that these opportunities will translate into new revenue during fiscal 2016 and also expects to achieve year over year revenue growth for fiscal 2016 based on rising market demand, leverage from our partnerships and new products and services.

The forward-looking statements involve risks and uncertainties. It is important to note that actual outcomes and the Company’s actual results could differ materially from those in such forward-looking statements. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others: (1) lack of cash flow which may affect the Company’s ability to continue to develop its technology and market its products, (2) the variability in CounterPath’s sales from reporting period to reporting period due to extended sales cycles as a result of selling CounterPath’s products through channel partners or the length of time of deployment of CounterPath’s products by its customers, (3) the Company’s ability to manage its operating expenses, which may adversely affect its financial condition, (4) a decline in the Company’s stock price or insufficient investor interest in the Company’s securities which may impact on the Company’s ability to raise additional financing as required or cause a delisting from a stock exchange on which our common stock trades, (5) the Company’s ability to remain competitive as other better financed competitors develop and release competitive products, (6) the impact of intellectual property litigation that could materially and adversely affect CounterPath’s business, (7) the success by the Company of the sales of its current and new products, (8) the impact of technology changes on the Company’s products and industry, (9) the failure to develop new and innovative products using the Company’s technologies, (10) the potential dilution to shareholders or overhang on the Company’s share price of its outstanding stock options, or (11) the TSX not approving the Consolidation. Readers should also refer to the risk disclosures outlined in the Company’s quarterly reports on Form 10-Q, or in the annual reports on Form 10-K, and the Company’s other disclosure documents filed from time-to-time with the Securities and Exchange Commission at www.sec.gov and the Company’s interim and annual filings and other disclosure documents filed from time-to-time on SEDAR at www.sedar.com. Subject to applicable law, the Company disclaims any obligation to update these forward-looking statements.